UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

SOBR SAFE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(844) 762-7723

(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SOBR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On April 24, 2026, SOBR Safe, Inc., a Delaware corporation (the “Company”), entered into a Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Clean World Ventures, Inc., a Nevada corporation (“CWV”), and SOBR Safe Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into CWV, with CWV continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (a) each then outstanding share of CWV capital stock (the “CWV Capital Stock”), and excluding shares of CWV Capital Stock held as treasury stock immediately prior to the Effective Time and any shares held by dissenting stockholders, will be converted into the right to receive a number of shares of Company common stock, par value $0.00001 (the “Company Common Stock”), calculated in accordance with the Merger Agreement (the “Exchange Ratio”), and (b) each then-outstanding option to purchase shares of CWV common stock that is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, will cease to represent a right to acquire shares of CWV common stock and will be converted into and become an option to purchase shares of Company Common Stock on the existing terms and conditions (including with respect to vesting and accelerated vesting), subject to adjustment as set forth in the Merger Agreement.

Pursuant to the Exchange Ratio formula in the Merger Agreement, upon the closing of the Merger, on a pro forma basis and based upon the number of shares of Company Common Stock expected to be issued in the Merger, pre-Merger CWV stockholders are expected to own approximately 98.3% of the combined company and pre-Merger Company stockholders are expected to own approximately 1.7% of the combined company.

In connection with the Merger, the Company will seek the approval of its stockholders to, among other things, (a) issue shares of Company Common Stock that represent more than twenty percent (20%) of the shares of Company Common Stock outstanding immediately prior to the Effective Time under the Nasdaq rules; (b) effect the change of control of the Company resulting from the Merger pursuant to the Nasdaq rules; (c) approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company Common Stock for the purposes of compliance with the minimum closing bid price of $1.00 per share, as set forth in Nasdaq listing rule 5550(a)(2); and (d) approve an amendment to the Company’s amended certificate of incorporation to increase the number of shares of Company Common Stock; and (e) approve an amendment to SOBR’s equity incentive plan to increase the number of shares of Company Common Stock available for awards ((a) through (e) collectively, the “Company Stockholder Matters”).

Each of the Company and CWV has agreed to customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants relating to (1) using commercially reasonable efforts to obtain the requisite approval of its stockholders, (2) non-solicitation of alternative acquisition proposals, (3) the conduct of their respective businesses during the period between the date of signing the Merger Agreement and the closing of the Merger, (4) the Company using commercially reasonable efforts to maintain the existing listing of the Company Common Stock on Nasdaq and cause the shares of Company Common Stock to be issued in connection with the Merger to be approved for listing on Nasdaq prior to the closing of the Merger, and (5) the Company filing with the U.S. Securities and Exchange Commission (the “SEC”) and causing to become effective a registration statement to register the shares of Company Common Stock to be issued in connection with the Merger on Form S-4 (the “Registration Statement”).

The consummation of the Merger is subject to certain closing conditions, including, among other things, (1) approval by Company stockholders of the Company Stockholder Matters, (2) approval by the requisite CWV stockholders of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, (3) Nasdaq’s approval of the listing application to be submitted in connection with the Merger and (4) the effectiveness of the Registration Statement. Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including regarding the accuracy of the representations and warranties of the other party, subject to the applicable materiality standard, and the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the date of the closing of the Merger.

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The transaction has received approval by the boards of directors of the parties and is expected to close in the third quarter of 2026, subject to certain closing conditions, including, among other things, approval by the stockholders of each company and the satisfaction of customary closing conditions.

At the Effective Time, the Board is expected to consist of a number of members determined by CWV, all of whom will be designated by CWV, and the executive officers of the Company will consist of officers determined by CWV.

Item 2.01. Termination of a Material Definitive Agreement

As previously reported on the Company’s Current Report on Form 8-K filed on December 30, 2025, on December 22, 2025, the Company entered into a letter of engagement (the “Placement Agent Agreement”) with H.C. Wainwright & Co., LLC (“HCW”), pursuant to which HCW has a right of first refusal to act as the Company’s exclusive financial advisor for the Merger. On April 30, 2026, in connection with the terms of the Merger Agreement, the Company and CWV executed a Conditional Termination Letter with HCW (the “Placement Agent Agreement Termination”) pursuant to which the Placement Agent Agreement will be terminated upon, among other things, the closing of the Merger and payment of a cash fee of $1,500,000 by the Company to HCW upon the terms set forth in the Placement Agent Agreement Termination.

Item 5.01. Changes in Control of Registrant.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 30, 2026, the Company and CWV issued a joint press release announcing the entry into the Merger Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning the Company, CWV, the proposed transactions and other matters. These forward-looking statements include express or implied statements relating to the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the expected executive officers and directors of the combined company; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical results; the combined company having sufficient resources to advance its pipeline candidates; and other statements that are not historical fact. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company, CWV or the proposed transaction will be those that have been anticipated.

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The forward-looking statements contained in this communication are based on current expectations and beliefs concerning future developments and their potential effects and therefore subject to other risks and uncertainties. These risks and uncertainties include, but are not limited to, risks associated with the possible failure to satisfy the conditions to the closing or consummation of the Merger, including the Company’s failure to obtain stockholder approval for the Merger; risks associated with the uncertainty as to the timing of the consummation of the Merger and the ability of each of the Company and CWV to consummate the transactions contemplated by the Merger; risks associated with the Company’s continued listing on Nasdaq until closing of the Merger; the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Merger; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger prior to the closing or consummation of the Merger; risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results; the effect of the completion of the Merger on the combined company’s business relationships, operating results and business generally; risks associated with the combined company’s ability to manage expenses and unanticipated spending and costs that could reduce the combined company’s cash resources; risks related to the combined company’s ability to correctly estimate its operating expenses and other events; changes in capital resource requirements; the outcome of any legal proceedings that may be instituted against the combined company or any of its directors or officers related to the Merger Agreement or the transactions contemplated thereby; the ability of the combined company to obtain, maintain and protect its intellectual property rights; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; legislative, regulatory, political and economic developments; and those risks and uncertainties and other factors more fully described in filings with the Securities and Exchange Commission, including reports filed on Forms 10-K, 10-Q and 8-K and in other filings made by the Company with the SEC from time to time and available at www.sec.gov. These forward-looking statements are based on current expectations, and with regard to the proposed transaction, are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Such forward-looking statements are made as of the date of this release, and the parties undertake no obligation to update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable law.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS FILED OR FURNISHED HEREWITH ARE TRUTHFUL OR COMPLETE.

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Important Additional Information About the Proposed Transaction Will be Filed with the SEC

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not substitutes for any other document that the Company may file with the SEC in connection with the proposed transaction, including the Registration Statement that will contain a proxy statement and prospectus. In connection with the proposed transaction between the Company, CWV and Merger Sub, the Company intends to file relevant materials with the SEC, including the Registration Statement. THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CWV, MERGER SUB, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Registration Statement and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that the Company communicates with investors and the public using its website (www.sobrsafe.com) where anyone will be able to obtain free copies of the Registration Statement and included proxy statement/prospectus and other documents filed by the Company with the SEC and stockholders are urged to read the Registration Statement and included proxy statement/ prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

The Company, CWV and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about the Company’s directors and executive officers, including a description of their interests in the Company, is included in the Company’s most recent Annual Report on Form 10-K, as filed with the SEC on April 10, 2026. Additional information regarding these persons and their interests in the proposed transaction will be included in the Registration Statement relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger and Reorganization, dated April 24, 2026, by and among SOBR Safe, Inc., SOBR Safe Merger Sub, Inc., and Clean World Ventures, Inc.
10.1	Placement Agent Agreement Termination dated April 30, 2026
99.1	Joint Press Release, issued on April 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBR Safe, Inc. a Delaware corporation

Dated: April 30, 2026	By:	/s/ Christopher Whitaker
Christopher Whitaker, Chief Financial Officer

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